EXHIBIT 23.1









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




Board of Directors
Herley Industries, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated September 27, 1996, included in Herley Industries, Inc. Form 10-K for the year ended July 28, 1996, and to all references to our Firm included in this Registration Statement.

                                        /s/
                                       ARTHUR ANDERSON LLP


Lancaster, Pennsylvania
January 9, 1997